Exhibit 10.1

November 19, 2021

Signature Bank

2 Penn Plaza, Suite 1712

New York, New York 10121

Attention: Trevor Freeman

Telephone: (646) 968-4337

Email: trfreeman@signatureny.com

RE: Reduction of Commitment

Pursuant to Section 3.5 of the Revolving Credit and Security Agreement, please accept this letter as written notice to reduce the Maximum Commitment from $275,000,000 to $180,000,000. Please note that this reduction shall be made effective on November 26th, 2021.

If you have any questions, please contact Michaela Berman at 312-256-9820. Thank you.

BORROWERS:

GOLUB CAPITAL BDC 3, INC.

By:	/s/ Christopher Ericson
Name: Christopher Ericson
Title: Authorized Signatory

GBDC 3 FUNDING LLC

By:	/s/ Christopher Ericson
Name: Christopher Ericson
Title: Authorized Signatory